Earnings per share	12 Months Ended
Dec. 31, 2025
Earnings per share [Abstract]
Earnings per share
22	Earnings per share

For the years ended December 31, 2025, 2024 and 2023, earnings per share was determined based on the weighted average number of shares outstanding during the year. There are no potentially dilutive instruments outstanding, therefore basic and diluted earnings per share are the same.